-------------------------------------
A  N  N  U  A  L     R  E  P  O  R  T
-------------------------------------

         S E L I G M A N
         M U T U A L
         B E N E F I T
         P L A N

         J&WS

         December 31, 1997


MBL Life
Assurance
Corporation

Total Returns*

For the Year Ended December 31, 1997

   Seligman Capital Sub-Account...........................       19.78%
   Seligman Cash Management Sub-Account...................        3.15
   Seligman Common Stock Sub-Account......................       19.83
   Seligman Fixed Income Securities Sub-Account...........        7.64
   Seligman Income Sub-Account............................       12.60


------------------------------
* Total returns of the Separate Account are based on the performance of the Seligman Portfolios, Inc., the underlying investment vehicle for the Seligman Mutual Benefit Plan, less separate account charges.

                           ----------------------------------------------------
                           SELIGMAN              MBL LIFE ASSURANCE CORPORATION
                           ----------------------------------------------------
                           MUTUAL                         520 BROAD STREET A1ON
                           ----------------------------------------------------
                           BENEFIT                        NEWARK, NJ 07102-3111
                           ----------------------------------------------------
                           PLAN                                  1-800-435-3191
                           ----------------------------------------------------


                                                              February 10, 1998

Dear Contract Owner:

      As Manager of Seligman Portfolios, Inc., we are pleased to provide the enclosed audited financial statements and accompanying information for the Seligman Mutual Benefit Plan (the "Separate Account") and Seligman Portfolios, Inc. for the 12 months ended December 31, 1997.

      Nineteen ninety-seven was the seventh year of economic expansion in the US, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains.

      The domestic equity markets, as measured by the Dow Jones Industrial Average (DJIA), posted returns in excess of 20% for a third consecutive year -- a feat unmatched in the DJIA's 101-year history. However, the majority of the market advances occurred in the first seven months of the year, as the Asian financial crisis increased uncertainty in the last quarter. Overall, large-capitalization stocks continued to drive the market advances. Despite a brief rally in May, and strong results when the equity markets broadened in the third quarter, the valuations and performance of small-capitalization stocks continued to trail those of large-capitalization stocks.

      Although there were occasional setbacks due to fears of inflation and the possibility of Federal Reserve Board interventions, 1997 was also a successful year for the fixed-income markets. Once the effect of the March adjustment in the federal funds rate subsided, yields progressively trended downward and prices improved. The yield on the benchmark 30-year US Treasury bond ended the year at 5.92%, significantly lower than the 6.64% yield on December 31, 1996. Indicating a flattening of the yield curve, the yield on the benchmark three-month US Treasury bill reached 5.34% by year end, somewhat higher than the 5.17% yield on December 31, 1996.

      Going forward, the outlook for US corporate profits in 1998 is more uncertain due to expectations of modest economic growth and the unforeseeable effects of the Asian crisis. There is also a risk of temporary price deflation linked to the Asian crisis, as those economies seek to export their way out of trouble. Barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation and low-interest-rate environment, but no deflation.

                                            Respectfully,

                                            /s/ William C. Morris

                                            William C. Morris
                                            Chairman
                                            J. & W. Seligman & Co. Incorporated


                                   -- 1 --

                           Seligman Mutual Benefit Plan
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1997
-------------------------------------------------------------------------------

ASSETS
Investments in Seligman Portfolios, Inc.:
   Seligman Capital Portfolio--263,525 shares at Net Asset
      Value of $18.10 (cost--$3,934,103)........................   $ 4,769,810
   Seligman Cash Management Portfolio--1,140,554 shares at
      Net Asset Value of $1.00 (cost--$1,140,554)...............     1,140,554
   Seligman Common Stock Portfolio--849,185 shares at Net
      Asset Value of $16.28 (cost--$13,729,702).................    13,824,736
   Seligman Bond Portfolio--182,723 shares at Net Asset
      Value of $10.24 (cost--$1,832,448) .......................     1,871,083
   Seligman Income Portfolio--360,238 shares at Net Asset
      Value of $10.80 (cost--$3,882,528)........................     3,890,567
                                                                   -----------
Total Assets....................................................    25,496,750
Liabilties - Due to MBL Life - Note 4...........................        50,775
                                                                   -----------
Net Assets......................................................   $25,445,975
                                                                   ===========
Net Assets Attributable to Variable Annuity Contract
   Owners--Note 3...............................................   $25,445,975
                                                                   ===========
-----------------------
See Notes to Financial Statements.


-------------------------------------------------------------------------------
Combined Statement of Operations                   Year Ended December 31, 1997
-------------------------------------------------------------------------------

                                                                           Seligman                       Seligman
                                                             Seligman        Cash           Seligman    Fixed Income     Seligman
                                                              Capital     Management      Common Stock    Securities      Income
                                                Combined    Sub-Account   Sub-Account      Sub-Account   Sub-Account    Sub-Account
                                               ----------   -----------   -----------      -----------   ----------     -----------
Investment Income:
Dividends.........................             $  577,900    $  6,878      $74,896          $  226,241     $ 93,410       $176,475
Capital gain distributions........              2,425,061     309,756           --           1,908,012           --        207,293
                                               ----------    --------      -------          ----------     --------       --------
Total Investment Income...........              3,002,961     316,634       74,896           2,134,253       93,410        383,768
                                               ----------    --------      -------          ----------     --------       --------
Expenses--Note 4:

Mortality and expense risk charges                326,886      59,354       17,314             174,661       25,124         50,433
Administration charge.............                 21,659       3,661        1,211              11,305        2,132          3,350
                                               ----------    --------      -------          ----------     --------       --------
Total Expenses....................                348,545      63,015       18,525             185,966       27,256         53,783
                                               ----------    --------      -------          ----------     --------       --------
Net Investment Income ............             2,654,416      253,619       56,371           1,948,287       66,154        329,985
                                               ----------    --------      -------          ----------     --------       --------
Realized and Unrealized Gain
   on Investments--Note 5:
Net realized gain from security
   transactions...................                691,375     174,453           --             468,410       26,105         22,407
Net change in unrealized
   appreciation/depreciation
   of investments.................                730,823     439,252           --             108,473       52,972        130,126
                                               ----------    --------      -------          ----------     --------       --------
Net Gain on Investments...........              1,422,198     613,705           --             576,883       79,077        152,533
                                               ----------    --------      -------          ----------     --------       --------
Net Increase in Net Assets
   Resulting from
   Operations.....................             $4,076,614    $867,324      $56,371          $2,525,170     $145,231       $482,518
                                               ==========    ========      =======          ==========     ========       ========

-----------------------
See Notes to Financial Statements.

                                    -- 2 --

                           Seligman Mutual Benefit Plan
-------------------------------------------------------------------------------
Combined Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                                                                 Seligman
                                                                                 Seligman Capital             Cash Management
                                                        Combined                    Sub-Account                  Sub-Account
                                                 -----------------------      -----------------------       -----------------------
                                                 Year Ended December 31,      Year Ended December 31,       Year Ended December 31,
                                                 -----------------------      -----------------------       -----------------------
                                                    1997          1996          1997          1996           1997          1996
                                                 -----------  -----------    ----------    ----------     ----------    ----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income.........................   $ 2,654,416  $ 2,344,800    $  253,619    $  221,644     $   56,371    $   65,149
Net realized gain (loss) from
   security transactions......................       691,375    1,410,886       174,453       267,715             --            --
Net change in unrealized
   appreciation/depreciation
   of investments.............................       730,823     (175,771)      439,252       149,798             --            --
                                                 -----------  -----------    ----------    ----------     ----------    ----------
Net Increase (Decrease) Resulting
   from Operations............................     4,076,614    3,579,915       867,324       639,157        56,371        65,149
                                                 -----------  -----------    ----------    ----------     ----------    ----------
From Contract Owners'
   Transactions--Note 2:
Net transfers between
   sub-accounts...............................            --           --        25,676       (18,341)      (128,958)      199,559
Redemptions and annuity benefits..............    (5,090,047) (10,273,215)     (775,000)   (1,182,694)      (394,409)     (481,155)
                                                 -----------  -----------    ----------    ----------     ----------    ----------
Decrease in Net Assets Resulting
   from Contract Owners'
   Transactions...............................    (5,090,047) (10,273,215)     (749,324)   (1,201,035)      (523,367)     (281,596)
                                                 -----------  -----------    ----------    ----------     ----------    ----------
(Increase) decrease in amount due
   MBL Life--Note 4...........................       (17,243)      (4,438)         (722)           19        (12,043)           24
                                                 -----------  -----------    ----------    ----------     ----------    ----------
Increase (Decrease) in Net Assets.............    (1,030,676)  (6,697,738)      117,278      (561,859)      (479,039)     (216,423)
NET ASSETS:

Beginning of Year.............................    26,476,651   33,174,389     4,653,915     5,215,774      1,608,107     1,824,530
                                                 -----------  -----------    ----------    ----------     ----------    ----------
End of Year...................................   $25,445,975  $26,476,651    $4,771,193    $4,653,915     $1,129,068    $1,608,107
                                                 ===========  ===========    ==========    ==========     ==========    ==========

----------------------
See Notes to Financial Statements.

                                     -- 3 --

                           Seligman Mutual Benefit Plan
-------------------------------------------------------------------------------
Combined Statements of Changes in Net Assets (continued)
-------------------------------------------------------------------------------

                                                                                    Seligman
                                                        Seligman                   Fixed Income                   Seligman
                                                      Common Stock                  Securities                     Income
                                                       Sub-Account                  Sub-Account                  Sub-Account
                                                 -----------------------      -----------------------       -----------------------
                                                 Year Ended December 31,      Year Ended December 31,       Year Ended December 31,
                                                 -----------------------      -----------------------       -----------------------
                                                    1997          1996          1997          1996           1997          1996
                                                 -----------  -----------    ----------    ----------     ----------    ----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income.........................   $ 1,948,287  $ 1,756,944    $   66,154    $   85,821     $  329,985    $  215,242
Net realized gain (loss) from
   security transactions......................       468,410    1,199,207        26,105           855         22,407       (56,891)
Net change in unrealized
   appreciation/depreciation
   of investments.............................       108,473     (283,134)       52,972      (126,285)       130,126        83,850
                                                 -----------  -----------    ----------    ----------     ----------    ----------
Net Increase (Decrease) Resulting
   from Operations............................     2,525,170    2,673,017       145,231       (39,609)       482,518       242,201
                                                 -----------  -----------    ----------    ----------     ----------    ----------
From Contract Owners'
   Transactions--Note 2:
Net transfers between
   sub-accounts ..............................       112,708      (34,638)       (6,000)      (40,143)        (3,426)     (106,437)
Redemptions and annuity benefits..............    (2,588,960)  (5,794,194)     (466,113)     (365,200)      (865,565)   (2,449,972)
                                                 -----------  -----------    ----------    ----------     ----------    ----------
Decrease in Net Assets Resulting
   from Contract Owners'
   Transactions...............................    (2,476,252)  (5,828,832)     (472,113)     (405,343)      (868,991)   (2,556,409)
                                                 -----------  -----------    ----------    ----------     ----------    ----------
(Increase) decrease in amount due
   MBL Life--Note 4...........................        (2,507)      (2,711)         (327)        2,952         (1,644)       (4,722)
                                                 -----------  -----------    ----------    ----------     ----------    ----------
Increase (Decrease) in Net Assets.............        46,411   (3,158,526)     (327,209)     (442,000)      (388,117)   (2,318,930)

NET ASSETS:
Beginning of Year.............................    13,754,587   16,913,113     2,190,543     2,632,543      4,269,499     6,588,429
                                                 -----------  -----------    ----------    ----------     ----------    ----------
End of Year...................................   $13,800,998  $13,754,587    $1,863,334    $2,190,543     $3,881,382    $4,269,499
                                                 ===========  ===========    ==========    ==========     ==========    ==========

-----------------------
See Notes to Financial Statements.

                                     -- 4 --

                           Seligman Mutual Benefit Plan
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

1. The Seligman Mutual Benefit Plan (the "Plan") is a unit investment trust registered under the Investment Company Act of 1940, as amended, and a separate account of the MBL Life Assurance Corporation ("MBL Life") established under the insurance laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Plan's contract by crediting annuity considerations to one or more Variable Accumulation Sub-Accounts ("sub-account") within the Plan or the Fixed Accumulation Account, as elected by the Contract Owner (see Note 2). Significant accounting policies of the Plan are as follows:

   a. Investments -- Investments are valued at net asset value. The Plan invests exclusively in shares of the following five portfolios of Seligman Portfolios, Inc. (the "Fund"), a series fund: Seligman Bond Portfolio (formerly "Seligman Fixed Income Securities Portfolio"), Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, and Seligman Income Portfolio. Shares are purchased in each portfolio, in accordance with the Contract Owner's allocation of net purchase payments (see Note 2), at the net asset value of such shares on the date monies are received. Cost represents the aggregate of such purchases at net asset value. Dividends from net investment income and capital gain distributions are recognized on the ex-dividend date. Except for the Seligman Cash Management Portfolio, which declares daily dividends, dividends and capital gain distributions, if any, are declared annually.

   b. Federal Income Taxes -- The Plan does not provide for Federal income taxes since the operations of the Plan form a part of, and are taxed with, the total operations of MBL Life which is taxed as a "life insurance company" under the Internal Revenue Code. Earnings and realized capital gains and losses, if any, of the Plan attributable to the Contract Owners, are excluded in the determination of the Federal income tax liability of MBL Life.

   c. Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

2. On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan of Rehabilitation") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"), was implemented. The Plan of Rehabilitation, as confirmed by the Superior Court of New Jersey (the "Court"), reaffirmed the status of the Account as a separate account. Pursuant to the terms of the Plan of Rehabilitation, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Plan were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance (the "Commissioner") is the sole Trustee. On January 9, 1997, the Court entered an order approving a Settlement Agreement among the Commissioner in her capacity as Rehabilitator and Trustee, MBL Life and the Class Four Creditors, as identified in the Plan of Rehabilitation. Class Four Creditors and eligible Policyholders/Contract Owners who remain with MBL Life after the end of the Rehabilitation Period (December 31, 1999) will share in the future value of MBL Life. The sharing will be based on the ratio of 70% to the Class Four Creditors and 30% to eligible Policyholders/Contract Owners. If MBL Life does not meet its capital growth projections, the Policyholder/Contract Owner share may be reduced below 30%.

On September 15, 1997, the Board of Directors of MBL Life announced that it had engaged an investment banking firm to assist in exploring a possible sale of MBL Life before the end of the Rehabilitation Period. Any resulting transaction must go through an extensive approval process including reviews by the New Jersey Department of Banking and Insurance, the Superior Court of New Jersey, and the then existing Class Four Creditors.

MBL Life has decided that it will not accept applications for new contracts nor will it accept additional purchase payments under existing contracts, including transfers from the Fixed Accumulation Account to any sub-account of the Plan. In addition, requests for transfers of amounts to the Fixed Accumulation Account from the Plan will not be accepted. Annuity payments which commenced prior to July 16, 1991, and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan of Rehabilitation. In addition, the Plan of Rehabilitation permits redemptions of amounts from any sub-account of the Plan to continue, as requested, along with transfers between sub-accounts within the Plan.

3. The net assets of the Plan, attributable to Variable Annuity Contract Owners at December 31, 1997, are as follows:


                                                                                               Unit          Accumulation
                    Variable Accumulation Sub-Account                      Units Owned         Value             Value
                    ---------------------------------                      -----------       --------        -------------
   Seligman Capital Sub-Account.......................................        148,188          $32.197        $ 4,771,193
   Seligman Cash Management Sub-Account...............................        783,531            1.441          1,129,068
   Seligman Common Stock Sub-Account..................................        412,265           33.476         13,800,998
   Seligman Fixed Income Securities Sub-Account.......................        109,776           16.974          1,863,334
   Seligman Income Sub-Account........................................        174,178           22.284          3,881,382
                                                                                                              -----------
Net assets attributable to Variable Annuity Contract Owners...........                                        $25,445,975
                                                                                                              ===========

                                   -- 5 --

                           Seligman Mutual Benefit Plan
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------

4. A charge, at the annual rate of 1.25% of the asset value of each sub-account, is made daily against Plan assets for mortality and expense risks assumed by MBL Life and for provision of the minimum death benefit. Any portion of this charge, retained in the Plan and due to MBL Life, participates ratably in the investment performance of the Plan.

Administration charges are made against the Contract Owner's account by redemption of variable accumulation units.

5. Aggregate purchases and proceeds from the sales of investments for the year ended December 31, 1997, amounted to $3,642,218 and $6,077,849, respectively.

The net realized gain on sales of investments was calculated as follows:

                                                                            Seligman                     Seligman
                                                              Seligman        Cash         Seligman    Fixed Income    Seligman
                                                               Capital      Management   Common Stock   Securities      Income
                                                  Combined   Sub-Account   Sub-Account    Sub-Account   Sub-Account   Sub-Account
                                                 ----------  -----------   -----------    -----------   -----------   -----------
Proceeds from sales of investments........       $6,077,849    $854,940     $641,571        $2,915,097    $530,805     $1,135,436
Cost of investments sold .................        5,386,474     680,487      641,571         2,446,687     504,700      1,113,029
                                                 ----------    --------     --------        ----------    --------     ----------
Net realized gain on investments..........       $  691,375    $174,453     $    --         $  468,410    $ 26,105     $   22,407
                                                 ==========    ========     ========        ==========    ========     ==========

The net change in unrealized appreciation/depreciation was calculated as follows:

                                                                            Seligman                     Seligman
                                                              Seligman        Cash         Seligman    Fixed Income    Seligman
                                                               Capital      Management   Common Stock   Securities      Income
                                                  Combined   Sub-Account   Sub-Account    Sub-Account   Sub-Account   Sub-Account
                                                 ----------  -----------   -----------    -----------   -----------   -----------
Unrealized appreciation (depreciation)
  of investments:
Beginning of year..........................      $246,592      $396,455     $     --        $(13,439)     $(14,337)     $(122,087)
End of year................................       977,415       835,707           --          95,034        38,635          8,039
                                                 --------      --------     --------        --------      --------      ---------
Net change in unrealized
   appreciation/depreciation
   of investments..........................      $730,823      $439,252     $     --        $108,473      $ 52,972      $ 130,126
                                                 ========      ========     ========        ========      ========      =========

6. The changes in the number of accumulation units outstanding were as follows (see Note 2):

                                                                           Seligman                     Seligman
                                                             Seligman        Cash         Seligman     Fixed Income   Seligman
                                                              Capital      Management    Common Stock   Securities     Income
                                                            Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                                              -------        ---------      -------       -------       -------
For the Year Ended December 31, 1996
Balance at beginning of year .........................        220,037       1,366,397       719,458       165,388       352,697
Issued as a result of sub-account transfers...........         32,053         476,985       133,074        24,545        99,767
Redemptions and sub-account transfers.................        (78,955)       (691,924)     (360,185)      (51,018)     (236,731)
                                                              -------        ---------      -------       -------       -------
Balance at end of year................................        173,135        1,151,458      492,347       138,915       215,733
                                                              =======        =========      =======       =======       =======

For the Year Ended December 31, 1997
Balance at beginning of year..........................        173,135        1,151,458      492,347       138,915       215,733
Issued as a result of sub-account transfers...........          1,434            6,004        3,744           828            --
Redemptions and sub-account transfers.................        (26,381)        (373,931)     (83,826)      (29,967)      (41,555)
                                                              -------        ---------      -------       -------       -------
Balance at end of year................................        148,188          783,531      412,265       109,776       174,178
                                                              =======        =========      =======       =======       =======

                                   -- 6 --

                           Seligman Mutual Benefit Plan
-------------------------------------------------------------------------------
Report of Independent Accountants
-------------------------------------------------------------------------------

The Variable Annuity Contract Owners
Seligman Mutual Benefit Plan

We have audited the accompanying statement of assets and liabilities of the Seligman Mutual Benefit Plan (the "Plan") as of December 31, 1997, the related combined statement of operations for the year then ended and the combined statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Seligman Mutual Benefit Plan as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                       COOPERS & LYBRAND L.L.P.

Parsippany, New Jersey
February 10, 1998


                                   -- 7 --